Net Loss per Share	9 Months Ended
Sep. 30, 2011
Net Loss per Share [Abstract]
Net Loss per Share

3. Net Loss per Share

Basic and diluted net loss per share has been computed using the weighted-average number of shares of common stock outstanding during the period. We have outstanding options and warrants that are not used in the calculation of diluted net loss per share because to do so would be antidilutive. The following instruments were excluded from the calculation of diluted net loss per share because their effects would be antidilutive:

	Nine months ended September 30,
	2010	2011
Outstanding options	4,188,950	4,490,601
Restricted stock units	—	39,300
Outstanding warrants	5,125,496	6,435,496

	9,314,446	10,965,397